Cash and equivalents, marketable securities and short-term investments - Contractual maturities (Details) - USD ($) $ in Millions	Dec. 31, 2019	Dec. 31, 2018
Available-for-sale securities
Available-for-sale securities, One to five years, Cost basis	$ 125
Available-for-sale securities, Six to ten years, Cost basis	74
Available-for-sale securities, Due after ten years, Cost basis	53
Available-for-sale securities, Total Cost basis	252
Available-for-sale securities, One to five years, Fair value	126
Available-for-sale securities, Six to ten years, Fair value	77
Available-for-sale securities, Due after ten years, Fair value	59
Available-for-sale securities, Total Fair value	262
Available-for-sale marketable securities pledged as collateral	$ 66	$ 68
Debt Securities, Available-for-sale, Restriction Type [Extensible List]	us-gaap:AssetsPledgedAsCollateralMember	us-gaap:AssetsPledgedAsCollateralMember